UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       January 14, 2008 (January 10, 2008)
                Date of Report (Date of earliest event reported)

                      -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                       1-4141                13-1890974
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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Item 8.01  Other Events

         On January 10, 2008, The Great Atlantic & Pacific Tea Company, Inc. ("A&P"), completed a series of required divestitures in accordance with the terms of its consent agreement with the Federal Trade Commission ("FTC") in connection with A&P's acquisition of Pathmark Stores, Inc. ("Pathmark"). As previously reported on A&P's Current Report on Form 8-K filed on November 30, 2007, the following stores comprise the divestitures under the consent agreement, with their respective purchasers as indicated: four (4) Waldbaum's stores, at 3251 Richmond Avenue South, 778 Manor Road, 4343 Amboy Road, and 1441 Richmond Avenue, and the Pathmark store at 2660 Hylan Boulevard, all on Staten Island, N.Y., to King Kullen Grocery Co.; and the Waldbaum's store at 999 Montauk Highway, Shirley, N.Y., to Stop & Shop Supermarket Cos.

         In addition, on January 2, 2008, the FTC approved the issuance of a final consent order in connection with A&P's acquisition of Pathmark.

_______________________________________________________________________________

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 The Great Atlantic & Pacific Tea Company, Inc. (Registrant)

January 14, 2008              By:     /s/Allan Richards
                                      --------------------
                              Name:   Allan Richards
                              Title:  Senior Vice President, Human Resources,
                                      Labor Relations, Legal Services
                                      & Secretary